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                                                                    EXHIBIT 24.2

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in this Registration Statement on Form SB-2 of our report included herein dated September 20, 2001 relating to the financial statements of Transition Auto Finance IV, Inc., and to our firm being named under the caption "Experts" in the Prospectus.


Sprouse & Winn, L.L.P.

Austin, Texas
September 27, 2001